Year End 2015 Investor Briefing March 23, 2016 Exhibit 99.1

Year End 2015 Investor Briefing Management Participants Jack Reasor Chief Executive Officer Bob Kees Senior Vice President and Chief Financial Officer Rick Beam Senior Vice President of Power Supply Todd Brickhouse Vice President – Treasurer Lynn Maloney Vice President – Financial Reporting and Investor Relations Bryan Rogers Vice President and Controller Page 2

Year End 2015 Investor Briefing Note Regarding Forward-Looking and Other Statements The information contained herein, and presented by representatives of Old Dominion Electric Cooperative (ODEC or we or our), include, or are based upon, forward-looking statements and assumptions regarding matters that could have an impact on our business, financial condition, and future operations. These statements and assumptions, based on our expectations and estimates, are not guarantees of future performance, and are subject to risks, uncertainties, and other factors that could cause our actual results to differ materially from those described herein. These risks, uncertainties and other factors include, but are not limited to, general business conditions, federal and state legislative and regulatory actions, and general credit and capital market conditions. Any forward-looking statement or assumption speaks only as of the date on which the statement or assumption is made, and we undertake no obligation to update any forward- looking statements or assumptions to reflect events or circumstances after this date, even if new information becomes available or other events occur after the date of this presentation. These presentation materials highlight some of the information contained in our SEC filings and is qualified in its entirety by the detailed information contained in our SEC filings and elsewhere in this presentation. This presentation may not contain all the information that is important to you. You should read this information in conjunction with the detailed information contained elsewhere in our SEC filings. Page 3

OVERVIEW

Year End 2015 Investor Briefing ODEC Overview Our Business • Not-for-profit tax-exempt power supply cooperative • Provide power to 11 distribution cooperatives (Members) in VA, DE, and MD who are our owners • Own 2,021 MW of primarily nuclear, coal, and natural gas generation • PJM RTO member • FERC regulated • SEC registrant • Non-RUS borrower Our Members • Purchase ODEC power under all-requirements, take-or-pay wholesale power contracts through at least 2053 • Providers of power to over 565,000 customers (1.4 million people) • VA and MD Members’ distribution rates regulated by state commissions Our 2015 Results • Continued growth and strong financial performance • Peak demand = 3,315 MW • Energy sales = 13,882 GWh • Revenues = $1.0 billion • Total assets = $2.0 billion • Equity ratio = 27%* Our Credit Ratings • S&P – A (secured and issuer), stable outlook • Moody’s – A2 (secured), stable outlook • Fitch – A (secured and implied unsecured), stable outlook * Equity ratio equals patronage capital divided by the sum of our long-term debt, revolving credit facility, long-term debt due within one year, and patronage capital. Page 5

Year End 2015 Investor Briefing Highlights Page 6 Wildcat Point Generation Facility • Constructing an approximate 1,000 MW natural gas- fueled combined cycle facility in Rock Springs, Maryland • Total projected project costs = $834.3 million • Capitalized costs at December 31, 2015 = $488.7 million • Mid-2017 anticipated in-service • In January 2015, issued $332 million of debt with a weighted interest rate of approximately 4.5% to provide funding First Quarter 2014 Polar Vortex • Mid-Atlantic experienced extremely cold weather which increased ODEC energy sales and costs, and prompted two energy rate increases during 2014, which resulted in • Changed from an under-collected deferred energy balance of $56 million at March 31, 2014, to a $28 million over-collected deferred energy balance at December 31, 2015 • 2015 transmission costs increased 50% due to a 25% increase in billing determinants (a reflection of First Quarter 2014 high usage), and increases in PJM transmission rates

Year End 2015 Investor Briefing Rock Springs 336 MW Marsh Run 504 MW Louisa 504 MW Clover 437 MW North Anna 220 MW Natural Gas Nuclear Coal A&N BARC Choptank Community Delaware Mecklenburg Northern Neck Prince George Rappahannock Shenandoah Valley Southside Members’ Service Territories Page 7 Wildcat Point 1,000 MW

Year End 2015 Investor Briefing Wholesale Power Contracts (WPCs)  WPCs, which extend through at least 2053, obligate ODEC to deliver, and the Members to purchase, all of the Members’ power requirements with the following exceptions: • ODEC’s mainland Virginia Members can purchase hydroelectric power from the Southeastern Power Administration (SEPA)  Approximately 1.4% of Members’ 2015 energy requirements • Members can receive up to the greater of 5% or 5 MW of their power requirements from owned generation or other suppliers, and in limited circumstances, additional amounts if so approved by ODEC’s Board  During 2015, Members received 9 MW under these exceptions  Beginning second quarter 2016, Members anticipated to receive 60 MW under these exceptions Page 8

Year End 2015 Investor Briefing Members  ODEC’s load is diversified across 11 Members, with our largest Member, Rappahannock Electric Cooperative, accounting for 34% of our 2015 revenues from sales to Members Member Revenues (in millions) (%) Rappahannock $334.2 34.5 Shenandoah Valley 181.0 18.7 Delaware 114.0 11.8 Choptank 83.8 8.7 Southside 76.5 7.9 A&N 55.5 5.7 Mecklenburg 47.4 4.9 Prince George 25.4 2.6 Northern Neck 23.4 2.4 Community 16.6 1.7 BARC 11.1 1.1 $968.9 100.0% Page 9

Year End 2015 Investor Briefing Members  Members continue to experience growth – from 2010 through 2015 compound annual growth rates* were: • 2.7% in total number of customers and total energy sales volume (MWh)  No individual retail customer constituted more than 3.3% of ODEC’s 2015 total revenues from sales to Members 59.2% 39.4% 1.4% Residential Commercial and Industrial Other 89.1% 9.9% 1.0% Residential Commercial and Industrial Other Page 10 2015 Percentage of MWh Sales 2015 Percentage of Customers

RATES AND POWER SUPPLY

Year End 2015 Investor Briefing FERC Formula Rate Page 12 Entity Regulator Changes that Require Approval Changes that Do Not Require Approval Virginia Members VSCC Members’ distribution rates ODEC’s energy and demand rates Maryland Member MPSC Member’s distribution rates ODEC’s energy and demand rates Delaware Member None N/A ODEC’s energy and demand rates ODEC FERC Formula rate components ODEC’s energy and demand rates  ODEC’s cost-based FERC formula rate allows us to collect revenues to meet all costs, expenses, and financial obligations plus additional board-approved equity contributions, and to change rates in accordance with the formula without seeking FERC approval • Exceptions are decommissioning costs (currently $0), changes to depreciation rates, and changes to account classifications or the addition of accounts to the formula

Year End 2015 Investor Briefing FERC Formula Rate  September 30, 2013 – ODEC filed revised rate schedule at FERC to more closely align our cost recovery from our Members with methodologies used by PJM to allocate costs  December 2, 2013 – FERC accepted revised rate schedule, subject to refund, and established hearing and settlement procedures in response to intervention by Bear Island Paper WB LLC  January 1, 2014 – Revised rate schedule became effective  Awaiting final order from FERC commissioners – no timetable to issue order  If refund is ultimately determined, we believe it will result in a reallocation of costs among the Members Page 13

Year End 2015 Investor Briefing 2015 Resource Mix Page 14 Clover (Coal) 16% North Anna (Nuclear) 8% CTs (Gas) 45% Purchases 31% Clover (Coal) 20% North Anna (Nuclear) 13% CTs (Gas) 10% Long-Term and Short- Term Purchases 47% Spot Market Purchases 5% Renewable Purchases* 5% Energy Resources Capacity Resources 2015 Energy Sales = 13,881,706 MWh * We sell renewable energy credits related to these purchases to our Members and non-members. 2015 Peak Demand = 3,315 MW (February)

Year End 2015 Investor Briefing Owned Generation Statistics – December 31, 2015 Facilities 1 Clover North Anna CTs 2 Primary Fuel Type coal nuclear natural gas Operator VA Power VA Power ODEC/EP 2 Net Utility Plant in Service (w/o CWIP) $328 million $157 million 3 $351 million Net Capacity Entitlement 437 MW 220 MW 1,344 MW Net Capital Investment $751/KW $714/KW $261/KW Average Operational Availability 84.4% 96.5% 90.9% Average Capacity Factor 72.1% 98.2% - 1 ODEC also owns 10 diesel units (20 MW), primarily to enhance system reliability. 2 ODEC owns three combustion turbine facilities. We operate our two facilities in Virginia; Essential Power Operating Co., LLC (EP) operates our Rock Springs, Maryland units. 3 Excludes decommissioning and nuclear fuel. Page 15

Year End 2015 Investor Briefing Wildcat Point Generation Facility Page 16  Size – Approximately 1,000 MW  Type – Natural gas-fueled combined cycle (2X1)  Composition: • 2 Mitsubishi combustion turbines • 2 Alstom heat recovery steam generators • 1 Alstom steam turbine generator  Location – Existing Rock Springs Generation Facility, Cecil County, Maryland • Rock Springs is owned 50/50 with Essential Power, LLC (EP) • Wildcat Point will be owned 100% by ODEC  Costs – Approximately $834.3 million  Anticipated in-service – mid-2017 Photo simulation of proposed plant at existing Rock Springs CT site Fall 2015

Year End 2015 Investor Briefing Wildcat Point Generation Facility Page 17 Major Milestones to Date • April 8, 2014 – Received Final Order granting approval of Certificate of Public Convenience and Necessity (CPCN) from the Maryland Public Service Commission (MPSC) • June 2, 2014 – Selected White Oak Power Constructors as the engineering, procurement and construction (EPC) contractor • October 14, 2014 – Groundbreaking ceremony • January 2015 – Permanent construction began • January 15, 2015 – Issued $332 million of first mortgage bonds to fund a portion of project costs Costs to Date • June 2014 – Began capitalizing all construction-related costs • January 2015 – Began capitalizing interest • During 2015 – Purchased land and land rights, previously accounted for as an operating ground lease, from EP  Increased total project costs from $790.5 million to $834.3 million (including capitalized interest) • CWIP through 2015 = $488.7 million ($12.6 million = capitalized interest)

Year End 2015 Investor Briefing Wildcat Point Generation Facility Page 18 Major Milestones to Date • April 8, 2014 – Received Final Order granting approval of Certificate of Public Convenience and Necessity (CPCN) from the Maryland Public Service Commission (MPSC) • June 2, 2014 – Selected White Oak Power Constructors as the engineering, procurement and construction (EPC) contractor • October 14, 2014 – Groundbreaking ceremony • January 2015 – Permanent construction began • January 15, 2015 – Issued $332 million of first mortgage bonds to fund a portion of project costs Costs to Date • June 2014 – began capitalizing all construction-related costs • January 2015 – began capitalizing interest • During 2015 – purchased land and land rights, previously accounted for as an operating ground lease, from EP  Increased total project costs from $790.5 million to $834.3 million (including capitalized interest) • CWIP through 2015 = $488.7 million ($12.6 million = capitalized interest) Final Major Equipment Delivery

Aerial – February 2016

Year End 2015 Investor Briefing Capital Expenditures (including nuclear fuel and capitalized interest) - 50.0 100.0 150.0 200.0 250.0 300.0 350.0 400.0 2013 2014 2015 2016 2017 2018 3 Years Projected = $525.8 million 3 Years Actual = $541.5 million Wildcat Point 6.0 80.8 331.7 317.6 98.2 2.0 Existing Assets 26.1 55.1 41.8 35.7 42.2 30.1 Total 32.1 135.9 373.5 353.3 140.4 32.1 $ million s Page 20

FINANCE

Year End 2015 Investor Briefing Sales and Revenues M W h millio n - 2.0 4.0 6.0 8.0 10.0 12.0 14.0 - 200.0 400.0 600.0 800.0 1,000.0 1,200.0 2013 2014 2015 ↓ 4% ↑ 16% ↑ 4% ↑ 2% ↑ 5% ↑ 12% ↑ 2% ↑ 3% 0% Revenues from Non-members $ 31.9 $ 43.5 $ 51.1 Demand Revenues from Members $ 305.3 $ 321.7 $ 361.6 Energy Revenues from Members $ 504.9 $ 586.3 $ 607.3 MWh Sales to Members (right axis) 12.4 12.7 12.7 $ million s Page 22 Factors Affecting Results: 2013 • Net decrease in energy costs • Wildcat Point preconstruction costs 2014 • 1st Quarter weather led to:  Increase in sales, fuel and purchased power expense  2 energy rate increases • Increase in transmission, and operations and maintenance expenses 2015 • 2014 energy rate increases drove energy revenues up • Increase in transmission expense

Year End 2015 Investor Briefing Energy Rate Changes Page 23 Effective Date of Change % Change April 1, 2013 (2.4) October 1, 2013 4.7 January 1, 2014 0.5 April 1, 2014 11.8 October 1, 2014 2.4 January 1, 2015 (0.3) July 1, 2015 (2.9) January 1, 2016 (5.4) April 1, 2016 (6.8)  ODEC changes it’s energy rates as necessary to increase energy revenues that have actually, or are anticipated to result in, under- collected energy costs; and to reduce energy revenues that have actually, or are anticipated to result in, over-collected energy costs

Year End 2015 Investor Briefing Income Statement Analysis 2015 % change 2014 % change 2013 Energy Sales to Members 12,688,672 MWh - 12,699,956 MWh 2.8% 12,356,005 MWh Energy Sales to Non-members 1,193,034 MWh 105.9% 579,461 MWh (7.6%) 626,856 MWh Total Energy Sales 13,881,706 MWh 4.5% 13,279,417 MWh 2.3% 12,982,861 MWh Revenues from Sales to Members $ 968.9 million 6.7% $ 908.0 million 12.1% $ 810.1 million Total Operating Revenues $ 1,020.0 million 7.2% $ 951.6 million 13.0% $ 842.1 million Total Operating Expenses $ 971.1 million 7.8% $ 901.1 million 14.1% $ 789.5 million Net Margin attributable to ODEC $ 11.9 million 30.5% $ 9.1 million (4.9%) $ 9.6 million Margin Stabilization Refund $ 9.6 million - $ 9.8 million Average Total Cost to Members $ 76.36/MWh 6.8% $ 71.50/MWh (9.0%) $ 65.57/MWh Margins for Interest (MFI) Ratio * 1.27 1.21 1.21 * Per the Indenture we must establish and collect rates which are reasonably expected to yield an MFI ratio of at least 1.10. MFI ratio is calculated by dividing margins for interest by interest charges, as those terms are defined in the Indenture. For further description of these terms and calculation, see ITEM 6. SELECTED FINANCIAL DATA in ODEC’s 2015 Annual Report on Form 10-K. Page 24

Year End 2015 Investor Briefing Balance Sheet Analysis 2015 % change 2014 % change 2013 Net Electric Plant $ 1,457.6 million 32.8% $ 1,097.7 million 13.7% $ 965.4 million Total Investments 254.6 million 1.0% 252.0 million (1.5%) 256.0 million Other Assets 296.2 million 2.5% 289.0 million (6.5%) 309.2 million Total Assets $ 2,008.4 million 22.6% $ 1,638.7 million 7.1% $ 1,530.6 million Patronage Capital $ 391.0 million 3.1% $379.1 million 2.5% $370.0 million Non-controlling Interest 5.7 million - 5.7 million - 5.7 million Long-term Debt 1,024.7 million 36.8% 721.0 million (3.8%) 749.3 million Revolving Credit Facility 1 - - 86.0 million - - Long-term Debt due w/in One Year 28.3 million - 28.3 million - 28.3 million Total Capitalization and Short-term Debt $ 1,449.7 million 18.8% $ 1,220.1 million 5.8% $ 1,153.3 million Equity Ratio 2 27.1% 31.2% 32.2% Deferred Energy Over/(Under)- Collection $ 27.8 million - ($ 19.9 million) - $ 37.2 million 1 $500 million revolving credit facility. Commitments under this syndicated credit agreement extend until March 5, 2019. 2 Equity ratio equals patronage capital divided by the sum of our long-term debt, revolving credit facility, long-term debt due within one year, and patronage capital. Page 25

Year End 2015 Investor Briefing Summary Page 26 • Economically stable, highly residential service territory • Long-term all-requirements wholesale power contracts • Favorable regulatory environment • Diversified portfolio of power supply resources • Wildcat Point to reduce reliance on purchased power • Consistently strong financial performance • SEC registrant and Sarbanes-Oxley compliant • Proven ability to secure liquidity and access capital • “A” (stable outlook) and “A2” (stable outlook) credit ratings

Year End 2015 Investor Briefing Additional Information Name Title E-mail Address Phone Number Bob Kees SVP and Chief Financial Officer bkees@odec.com 804-968-4034 Todd Brickhouse VP – Treasurer tbrickhouse@odec.com 804-968-4012 Lynn Maloney VP – Financial Reporting and Investor Relations lmaloney@odec.com 804-968-4065 Page 27 A link to this presentation will be posted on ODEC’s website www.odec.com ODEC’s SEC filings, including Forms 10-K, 10-Q and 8-K, are also available on our website For additional information please refer to the contacts below